EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 filed by TD Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD Ameritrade Holding Corporation.

Dated:	January 31, 2020	/s/ STEPHEN J. BOYLE
Stephen J. Boyle
Interim President and Chief Executive Officer

Dated:	January 31, 2020	/s/ JON C. PETERSON
Jon C. Peterson
Interim Chief Financial Officer